SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    September 27, 2004
                                                  -------------------------

                          Source Direct Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State of Other Jurisdiction of Incorporation)


        333-69414                               98-0191489
(Commission File Number)                (IRS Employer Identification No.)


                   2345 N. Woodruff, Idaho Falls, Idaho 83401
               (Address of Principal Executive Offices) (Zip Code)


                                  208-529-4114
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 1.01.  Entry into a Material Definitive Agreement

         Agreements with MediaCorp Worldwide, LLC

     On September 27, 2004, Source Direct Holdings, Inc., a Nevada corporation with principal offices in Idaho Falls, Idaho (the "Company"), entered into two agreements with MediaCorp Worldwide, L.L.C., located in Overland Park, Kansas ("MediaCorp").

         The first, designated as the "QVC Agreement," was dated as of September 17, 2004, and extends the marketing relationship between the Company and MediaCorp. The Company owns and manufactures products Simply Wow Cleaner and the Stain Pen (collectively, the "Products"). The QVC Agreement grants to MediaCorp the exclusive right to sell the Products to the QVC Home Shopping Network.

         The QVC Agreement is for an initial period of six months, but states that if MediaCorp secures an order for the Products from QVC within the initial six-month term, the QVC Agreement shall automatically extend for the life of the order for the Products, or until QVC terminates its order for the Products. Under the QVC Agreement, when MediaCorp receives purchase orders from QVC, MediaCorp will issue purchase orders to the Company, and the Company will ship the Products to QVC.

         On September 27, 2004, the Company and MediaCorp also entered into a Mail Order Catalog Agreement (the "Catalog Agreement"), dated as of September 17, 2004. Under the Catalog Agreement, the Company granted to MediaCorp the exclusive right to sell the Products to mail order catalog companies within the United States.

         The Catalog Agreement has an initial term of six months, but provides that if MediaCorp secures an order for Products from any mail order catalog company within the initial term, the Catalog Agreement will automatically extend for a period of two years or until such orders are terminated by the mail order catalog company. As with the QVC Agreement, once MediaCorp receives purchase orders from any mail order catalog company, it will issue purchase orders to the Company, who will ship the product directly to the catalog company.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None.

         (b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

                  10.1 QVC Agreement between Source Direct Holdings, Inc., and MediaCorp Worldwide, L.L.C., dated as of September 17, 2004 (portions of this exhibit have been redacted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission).

                  10.2 Mail Order Catalog Agreement between Source Direct Holdings, Inc., and MediaCorp Worldwide, L.L.C., dated as of September 17, 2004 (portions of this exhibit have been redacted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Source Direct Holdings, Inc.


Date: September 30, 2004           By: /s/ Deren Smith
      -------------------             ----------------------------------------
                                      Deren Smith, President